Financial Instruments - Financial Assets (Detail) (AUD)	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Jan. 01, 2012
Financial assets:
Cash and cash equivalents	16,329,829	23,742,422	23,649,417	15,089,209
Accounts receivables	3,799,705	2,167,867	2,282,888
Financial instruments	0	0	0
Total financial assets	20,129,534	25,910,289	25,932,305
Debt:
Short term borrowings	498,890	0	0
Long term secured loan	17,499,194	15,857,966	0
Net financial assets	2,131,450	10,052,323	25,932,305